UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

CYNGN INC.

(Exact name of registrant as specified in charter)

Delaware	001-40932	46-2007094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1344 Terra Bella

Mountain View, CA 94043

(Address of principal executive offices) (Zip Code)

(650) 924-5905

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CYN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

Effective August 12, 2025, Natalie Russell (age 30) was appointed Chief Financial Officer of Cyngn Inc. (the “Company”).

Mrs. Russell, previously served as the Company’s Interim Chief Financial Officer since June 6, 2025. Mrs. Russell joined the Company in March 2023 as Director of Accounting. Prior to joining the Company, Mrs. Russell was a Technical Accounting Manager at SOAProjects, Inc., from December 2022 to March 2023, where she specialized in technical accounting research and financial reporting for clients in the technology and life sciences industries. Mrs. Russell began her career in the audit and assurance practice of Ernst & Young from September 2017 to December 2022. Mrs. Russell is a Certified Public Accountant in the state of California. She holds a Bachelor of Science in Business Administration from the University of Dayton.

In connection with her appointment as Chief Financial Officer, the Company entered into an offer letter (the “Offer Letter”) with Mrs. Russell dated August 12, 2025. Pursuant to the terms of the Offer Letter, Mrs. Russell will receive an annual base salary of $250,000 and will be eligible to receive a pro-rated target discretionary annual bonus of up to 20% of her base salary, based on the Company’s performance and her individual performance, subject to the Company’s policy for paying bonus and the sole discretion of the Company.

In connection with Mrs. Russell’s appointment, the Company also entered into a Severance and Change of Control Agreement (the “Severance Agreement”) with Mrs. Russell. The Severance Agreement provides for a lump sum payment to the officer if the Company terminates the officer’s employment without Cause (as defined in the Severance Agreement), or if the officer terminates its employment for Good Reason (as defined in the Severance Agreement) or in the case of a Change of Control (as defined in the Severance Agreement) of the Company. The term, Change of Control, includes the acquisition of Common Stock of the Company resulting in one person or company owning more than 50% of the outstanding shares, a merger, consolidation or similar transaction resulting in the transfer of ownership of more than fifty percent (50%) of the Company’s outstanding Common Stock, or a liquidation or dissolution of the Company or sale of substantially all of the Company’s assets.

In the event that, the Company terminates the officer’s employment without Cause (as defined in the Severance Agreement), or if the officer terminates her employment for Good Reason (as defined in the Severance Agreement), or in the event of a termination within sixty days before or six months following the consummation of a Change of Control (as such events are defined in the Severance Agreement), then the Company will pay the officer (i) a lump sum amount equal to six months of the officer’s then current base salary, plus (ii) the annual bonus, pro-rated based on the officer’s termination date, or the lump sum amount equal to six months of the annual bonus if termination is as a result of a Change of Control, that the officer is eligible to receive for the calendar year in which the officer’s termination occurs assuming Company performance is achieved at target (100% for both Company and personal performance), which will be payable within the period of time set forth in the Severance Agreement following the termination of employment, (iii) 25%, or 50% if termination is as a result of a Change of Control, of the then-unvested equity awards issued to the officer by the Company will be vested as of officer’s termination date or the Change of Control date (if later), and (iv) 6 months of COBRA premium payments based on the coverages in effect as of the date of the officer’s termination of employment. All of the officer’s severance benefits are subject to her execution of a release in a form reasonably acceptable to the Company.

The foregoing summary of the Offer Letter and Severance Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Offer Letter and Severance Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and incorporated herein by reference as if fully set forth herein.

There are no arrangements or understandings between Mrs. Russell and any other person pursuant to which she was appointed as Chief Financial Officer of the Company. There are no family relationships between Mrs. Russell and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company, dated August 14, 2025, relating to Mrs. Russell’s appointment as the Chief Financial Officer of the Company is attached hereto as Exhibit 99.1 to this Form 8-K.

The information under this Item 7.01 and the press release attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Offer Letter, dated August 12, 2025, between Cyngn Inc. and Natalie Russell

10.2	Severance and Change of Control Agreement, dated August 12, 2025, between Cyngn Inc. and Natalie Russell

99.1	Press Release of Cyngn Inc., dated August 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2025

CYNGN INC.

By:	/s/ Natalie Russell
Natalie Russell
Chief Financial Officer

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